Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2021
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways
• Achieved revenue growth of 11% and non-GAAP operating margin of 37% in 2021.
• Operating cash flow for 2021 was $1.1 billion.
• FY 2022 outlook projects revenue growth of approximately 12% and non-GAAP operating margin of 38.25%.

Q1 2022 Outlook
• Revenue : $850 - $870 million.
• GAAP operating margin: 30% - 31%.
• Non-GAAP operating margin: 40% - 41%.
• GAAP EPS: $0.70 - $0.74
• Non-GAAP EPS: $1.00 - $1.04
• Expect to repurchase approximately $250 million of Cadence shares in Q1.
Q4 2021 KEY METRICS
• Revenue $773 million • GAAP operating margin 25% • Non-GAAP operating margin 36% • GAAP EPS $0.63 • Non-GAAP EPS $0.82 • Operating cash flow $216 million
FY 2022 Outlook
• Revenue: $3.32 - $3.38 billion.
• GAAP operating margin: 27.5% - 29%.
• Non-GAAP operating margin: 37.5% - 39%.
• GAAP EPS: $2.46 - $2.56
• Non-GAAP EPS $3.70 - $3.80
• Operating cash flow: $1.15 - $1.25 billion.
• Expect to use at least 50% of free cash flow to repurchase Cadence shares for the year.
	Financial Results Webcast	FY 2021 KEY METRICS
	Our Q4 2021 financial results webcast will begin February 22, 2022 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 22, 2022 until 5:00 p.m. (Pacific) on March 18, 2022.	• Revenue $2.988 billion • GAAP operating margin 26% • Non-GAAP operating margin 37% • GAAP EPS $2.50 • Non-GAAP EPS $3.29 • Operating cash flow $1.101 billion

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2016	2017*	2018	2019	2020*	2021	2022E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,988	$3,320- $3,380
Revenue growth*	7%	7%	10%	9%	15%	11%	11% - 13%
3-year CAGR	8%	7%	8%	9%	11%	12%	~13%
3-year CAGR without 53rd week impact		8%			11%

GAAP operating expenses	$1,571	$1,619	$1,742	$1,845	$2,037	$2,209	~$2,397

Non-GAAP operating expenses	$1,348	$1,409	$1,491	$1,587	$1,739	$1,877	~$2,069
Non-GAAP operating expense growth		5%	6%	6%	10%	8%	~10%

GAAP operating margin	13%	17%	19%	21%	24%	26%

Implied GAAP operating margin**							28.25%

Non-GAAP operating margin	26%	28%	30%	32%	35%	37%

Implied Non-GAAP operating margin**							38.25%

GAAP earnings per share	$0.70	$0.73	$1.23	$3.53	$2.11	$2.50	$2.46 - $2.56

Non-GAAP earning per share	$1.21	$1.40	$1.87	$2.20	$2.80	$3.29	$3.70 - $3.80

Weighted average shares diluted outstanding	291.3	280.2	281.1	280.5	279.6	278.9	277 - 279

Cash flow from operations	445	471	605	730	905	1,101	$1,150 - $1,250

Capital expenditures	54	58	62	75	95	65	~$125

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2016	2017	2018	2019	2020	2021	2022E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,988	$3,350
Revenue Growth	7%	7%	10%	9%	15%	11%	~12%
3-Year Revenue Growth CAGR	8%	7%	8%	9%	11%	12%	~13%

Non-GAAP operating margin	26%	28%	30%	32%	35%	37%	37.5% - 39%
Stock-based compensation	(6)%	(7)%	(8)%	(8)%	(7)%	(7)%	~(8)%
Non-GAAP operating margin adjusted for stock-based compensation	20%	21%	22%	24%	28%	30%	29.5% - 31%

Non-GAAP operating income	$469	$534	$647	$749	$944	$1,111	$1,281

Non-GAAP operating income adjusted for stock-based compensation	$360	$404	$479	$567	$747	$901	$1,013

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2022 Financial Outlook

	Q1 2021	Q4 2021	Q1 2022E

Total Revenue ($ Millions)	$736	$773	$850 - $870
Q/Q Growth		3%	10% - 13%
Y/Y Growth		2%	15% - 18%

GAAP Operating Margin	28%	25%	30% - 31%

Non-GAAP Operating Margin	38%	36%	40% - 41%

GAAP EPS	$0.67	$0.63	$0.70 - $0.74

Non-GAAP EPS	$0.83	$0.82	$1.00 - $1.04
Q/Q Growth		3%	22% -27%
Y/Y Growth		(1)%	20% -25%

Fiscal Year 2022 Financial Outlook

	FY 2021	FY 2022E

Recurring Revenue	85% - 90%	85% - 90%

Total Revenue ($ Millions)	$2,988	$3,320 - $3,380
Y/Y Growth*	11%	11% - 13%

Revenue from Beginning Backlog	~70%	~75%

GAAP Operating Margin	26.1%	27.5% - 29%

Non-GAAP Operating Margin	37.2%	37.5% - 39%

GAAP Other Income & Expense ($ Millions)	$(11)	$(15) - $(23)

Non-GAAP Other Income & Expense ($ Millions)	$(17)	$(15) - $(23)

GAAP Tax Rate	9%	~25%

Non-GAAP Tax Rate	16%	17.5%

Weighted Average Diluted Shares Outstanding (Millions)	278.9	277 - 279

GAAP EPS	$2.50	$2.46 - $2.56

Non-GAAP EPS	$3.29	$3.70 - $3.80
Y/Y Growth	18%	12% - 16%

Cash Flow from Operations ($ Millions)	$1,101	$1,150 - $1,250

DSO	40	~45

Capital Expenditures ($ Millions)	$65	~$125

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2018	2019	2020	2021

Backlog	$3.0	$3.6	$3.9	$4.4

Revenue

(In Millions)	Q4 2020*	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Product and Maintenance	$723	$699	$688	$706	$720
Services	37	37	40	45	53
Total Revenue	$760	$736	$728	$751	$773
* Q4 2020 was a 14-week quarter.

(In Millions)	2018	2019	2020*	2021

Product and Maintenance	$1,998	$2,204	$2,537	$2,813
Services	140	132	146	175
Total Revenue	$2,138	$2,336	$2,683	$2,988
* Fiscal 2020 was a 53-week year.
Revenue Mix by Geography

(% of Total Revenue)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Americas	41%	46%	44%	46%	43%
China	17%	12%	14%	13%	12%
Other Asia	18%	18%	19%	18%	21%
Europe, Middle East and Africa	17%	18%	17%	17%	18%
Japan	7%	6%	6%	6%	6%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020	2021

Americas	45%	44%	42%	45%
China	10%	10%	15%	13%
Other Asia	18%	20%	18%	19%
Europe, Middle East and Africa	19%	18%	18%	17%
Japan	8%	8%	7%	6%
Total	100%	100%	100%	100%

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Product Category

(% of Total Revenue)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Custom IC Design and Simulation	26%	23%	23%	23%	24%
Digital IC Design and Signoff	31%	27%	28%	29%	29%
Functional Verification	19%	26%	25%	23%	21%
IP	13%	14%	13%	14%	14%
System Design and Analysis	11%	10%	11%	11%	12%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020	2021

Custom IC Design and Simulation	26%	25%	25%	23%
Digital IC Design and Signoff	29%	30%	29%	29%
Functional Verification	24%	23%	22%	24%
IP	12%	13%	14%	13%
System Design and Analysis	9%	9%	10%	11%
Total	100%	100%	100%	100%
3 Year Revenue CAGR by Product Category

(% of Total Revenue)	2018	2019	2020	2021

Custom IC Design and Simulation	7%	9%	9%	8%
Digital IC Design and Signoff	9%	10%	11%	11%
Functional Verification	10%	5%	11%	11%
IP	8%	16%	18%	16%
System Design and Analysis	3%	7%	13%	19%
Total 3 Year CAGR	8%	9%	11%	12%
3 Year Revenue CAGR by Product Category Without 53rd Week Impact*

(% of Total Revenue)	2018	2019	2020	2021

Custom IC Design and Simulation	7%	9%	8%	8%
Digital IC Design and Signoff	9%	10%	10%	11%
Functional Verification	10%	5%	10%	11%
IP	8%	16%	18%	16%
System Design and Analysis	3%	7%	12%	19%
Total 3 Year CAGR	8%	9%	11%	12%
* Fiscal 2020 was a 53-week year and included approximately $45 million revenue impact for the extra week.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	5

Cadence Design Systems, Inc.

Gross Margin

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

GAAP Gross Margin	90.3%	88.6%	89.5%	89.8%	91.0%
Non-GAAP Gross Margin	92.2%	90.4%	91.8%	91.6%	92.7%

	2018	2019	2020	2021

GAAP Gross Margin	87.9%	88.6%	88.6%	89.7%
Non-GAAP Gross Margin	90.0%	90.6%	90.6%	91.7%

Total Costs and Expenses

(In Millions)	Q4 2020*	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Total GAAP Costs and Expenses	$575	$532	$543	$557	$577
Total Non-GAAP Costs and Expenses	$478	$456	$441	$483	$498

* Q4 2020 was a 14-week quarter.

(In Millions)	2018	2019	2020*	2021

Total GAAP Costs and Expenses	$1,742	$1,845	$2,037	$2,209
Total Non-GAAP Costs and Expenses	$1,491	$1,587	$1,739	$1,877

* Fiscal 2020 was a 53-week year.
Operating Margin

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

GAAP Operating Margin	24.3%	27.7%	25.5%	25.8%	25.3%
Non-GAAP Operating Margin	37.1%	38.1%	39.5%	35.7%	35.5%

	2018	2019	2020	2021

GAAP Operating Margin	18.5%	21.1%	24.1%	26.1%
Non-GAAP Operating Margin	30.2%	32.1%	35.2%	37.2%

Earnings Per Share

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

GAAP Net Income Per Share	$0.62	$0.67	$0.56	$0.63	$0.63
Non-GAAP Net Income Per Share	$0.83	$0.83	$0.86	$0.80	$0.82

	2018	2019	2020	2021

GAAP Net Income Per Share	$1.23	$3.53	$2.11	$2.50
Non-GAAP Net Income Per Share	$1.87	$2.20	$2.80	$3.29

Total DSO

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

DSO	44	48	49	40	40

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	6

Cadence Design Systems, Inc.

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Net Cash from Operating Activities	$136	$208	$380	$296	$216
Capital Expenditures	31	17	14	19	15
Free Cash Flow	$105	$191	$366	$277	$201

(In Millions)	2017	2018	2019	2020	2021

Net Cash from Operating Activities	$471	$605	$730	$905	$1,101
Capital Expenditures	58	62	75	95	65
Free Cash Flow	$413	$543	$655	$810	$1,036

Cash and Cash Equivalents

(In Millions)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Cash and Cash Equivalents	$928	$743	$847	$1,014	$1,089

•Approximately 45 percent of our cash and cash equivalents were in the U.S. at quarter-end.

(In Millions)	2017	2018	2019	2020	2021

Cash and Cash Equivalents	$688	$533	$705	$928	$1,089

Share Repurchase

(In Millions, Except Share Price)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Share Repurchase	$130	$172	$220	$110	$110
Number of Shares	1.123	1.323	1.720	0.723	0.635
Average Share Price	$115.78	$130.01	$127.91	$152.14	$173.22

(In Millions, Except Share Price)	2017	2018	2019	2020	2021

Share Repurchase	$100	$250	$306	$380	$612
Number of Shares	2.495	5.934	4.841	4.247	4.401
Average Share Price	$40.09	$42.14	$63.24	$89.49	$139.14

Employees

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

Headcount	8,746	8,990	9,092	9,257	9,298

	2017	2018	2019	2020	2021

Headcount	7,214	7,499	8,078	8,746	9,298

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	7

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements which are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates and Cadence’s ability to access capital and debt markets; (vii) the acquisition of other companies or technologies or the failure to successfully integrate and operate them; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (ix) the effects of any litigation, regulatory or other proceedings to which Cadence is or may become a party; and (x) the duration, severity, volatility and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence's repurchase of its common stock under the authorizations will be subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2022 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	8

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2020*	Q1 2021	Q2 2021	Q3 2021	Q4 2021

GAAP total costs and expenses	$575	$532	$543	$557	$577

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(59)	(53)	(50)	(53)	(54)
Amortization of acquired intangibles	(17)	(16)	(17)	(17)	(17)
Acquisition and integration-related costs	(7)	(5)	(6)	(5)	(6)
Restructuring	(10)	—	—	—	—
Non-qualified deferred compensation (expenses) credits	(4)	(2)	(2)	1	(2)
Special charges**	—	—	(27)	—	—
Non-GAAP total costs and expenses †	$478	$456	$441	$483	$498

* Q4 2020 was a 14-week quarter.
** Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2016	2017	2018	2019	2020*	2021	2022E

GAAP total costs and expenses	$1,571	$1,619	$1,742	$1,845	$2,037	$2,209	$2,397

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(109)	(130)	(168)	(182)	(197)	(210)	(268)
Amortization of acquired intangibles	(60)	(57)	(53)	(53)	(64)	(67)	(52)
Acquisition and integration-related costs	(11)	(8)	(20)	(8)	(23)	(23)	(8)
Restructuring	(41)	(9)	(11)	(9)	(9)	1	—
Non-qualified deferred compensation (expenses) credits	(2)	(6)	1	(5)	(5)	(6)	—
Special charges **	—	—	—	(1)	—	(27)	—
Non-GAAP total costs and expenses †	$1,348	$1,409	$1,491	$1,587	$1,739	$1,877	$2,069

* Fiscal 2020 was a 53-week year.
** 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021

GAAP gross margin as a percent of total revenue	90.3%	88.6%	89.5%	89.8%	91.0%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.2%	0.2%	0.3%	0.2%
Amortization of acquired intangibles	1.6%	1.6%	1.7%	1.5%	1.5%
Non-qualified deferred compensation expenses	0.0%	0.0%	0.0%	0.0%	0.0%
Special charges *	0.0%	0.0%	0.4%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue †	92.2%	90.4%	91.8%	91.6%	92.7%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2018	2019	2020	2021

GAAP gross margin as a percent of total revenue	87.9%	88.6%	88.6%	89.7%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.3%	0.3%
Amortization of acquired intangibles	1.8%	1.7%	1.7%	1.6%
Non-qualified deferred compensation expenses	0.0%	0.0%	0.0%	0.0%
Special charges *	0.0%	0.0%	0.0%	0.1%
Non-GAAP gross margin as a percent of total revenue †	90.0%	90.6%	90.6%	91.7%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022E

GAAP operating margin as a percent of total revenue	24%	28%	25%	26%	25%	30% - 31%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8%	7%	7%	7%	7%	7%
Amortization of acquired intangibles	2%	2%	2%	2%	2%	2%
Acquisition and integration-related costs	1%	1%	1%	1%	1%	1%
Restructuring	1%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	1%	0%	0%	0%	1%	0%
Special charges *	0%	0%	4%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	37%	38%	39%	36%	36%	40% - 41%

* Q2 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2016	2017	2018	2019	2020	2021	2022E

GAAP operating margin as a percent of total revenue	13%	17%	19%	21%	24%	26%	27.5% - 29%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	6%	7%	8%	8%	7%	7%	8%
Amortization of acquired intangibles	4%	3%	2%	2%	3%	2%	2%
Acquisition and integration-related costs	1%	0%	1%	0%	1%	1%	0%
Restructuring	2%	1%	0%	1%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%	0%
Special charges *	0%	0%	0%	0%	0%	1%	0%
Non-GAAP operating margin as a percent of total revenue †	26%	28%	30%	32%	35%	37%	37.5% - 39%

* 2021 includes costs related to a voluntary retirement program.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022E

Diluted net income per share on a GAAP basis	$0.62	$0.67	$0.56	$0.63	$0.63	$0.70 - $0.74
Stock-based compensation expense	0.21	0.19	0.18	0.19	0.20	0.22
Amortization of acquired intangibles	0.06	0.06	0.06	0.06	0.06	0.06
Acquisition and integration-related costs	0.02	0.02	0.02	0.02	0.02	0.01
Restructuring	0.04	—	—	—	—	—
Non-qualified deferred compensation expenses (credits)	0.01	—	0.01	—	0.01	—
Special charges *	—	—	0.10	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.02)	(0.01)	(0.01)	—	(0.01)	—
Income tax effect of non-GAAP adjustments	(0.11)	(0.10)	(0.06)	(0.10)	(0.09)	0.01
Diluted net income per share on a non-GAAP basis †	$0.83	$0.83	$0.86	$0.80	$0.82	$1.00 - $1.04

Shares used in calculation of diluted net income per share	280,173	280,140	278,558	278,311	278,253

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Q2 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2016	2017	2018	2019	2020	2021	2022E

Diluted net income per share on a GAAP basis	$0.70	$0.73	$1.23	$3.53	$2.11	$2.50	$2.46 - $2.56
Stock-based compensation expense	0.37	0.46	0.60	0.65	0.71	0.75	0.97
Amortization of acquired intangibles	0.21	0.20	0.19	0.19	0.23	0.24	0.19
Acquisition and integration-related costs	0.04	0.03	0.07	0.03	0.08	0.08	0.03
Restructuring	0.14	0.03	0.04	0.03	0.03	—	—
Non-qualified deferred compensation expenses (credits)	0.01	0.02	(0.01)	0.02	0.02	0.02	—
Special charges*	—	—	—	—	—	0.10	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.02)	(0.05)	—	(0.01)	—	(0.03)	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	—	(2.05)	—	—	—
Income tax related to transition tax	—	0.24	—	—	—	—	—
Income tax related to tax rate change	—	0.09	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.24)	(0.35)	(0.25)	(0.19)	(0.38)	(0.37)	0.05
Diluted net income per share on a non-GAAP basis †	$1.21	$1.40	$1.87	$2.20	$2.80	$3.29	$3.70 - $3.80

Shares used in calculation of diluted net income per share	291,256	280,221	281,144	280,515	279,641	278,858	277 - 279M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* 2021 includes costs related to a voluntary retirement program.
** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2020	FY 2021	FY 2022E

GAAP total other income and expense	$(12.8)	$(10.7)	$(15) - $(23)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(0.5)	(6.7)	—
Non-GAAP total other income and expense†	$(13.3)	$(17.4)	$(15) - $(23)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2022	Cadence Q4 and Fiscal Year 2021 Financial Results	14